UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2009

UVENTUS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Commission File Number 000-52892

Nevada	98-0511130
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

135 – 998 Aram Building 2nd Floor
931-21 Deachi 4 Dong, Gangnam-Gu
Seoul, Korea
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (82) 10-5717-0812

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 28, 2009, Mr. Richard Pak, a director of our company (and our former President, CEO, CFO, Secretary and Treasurer), agreed to sell all of his 2,000,000 shares of our issued and outstanding common stock to Mr. Jean Pomerleau, our President, CEO, CFO, Secretary, Treasurer and a director of our company, for an aggregate price of $20,000 to be paid on or before September 10, 2009, pursuant to a stock purchase agreement.

The closing of the foregoing stock purchase agreement took place on September 9, 2009, and as of such date, Mr. Jean Pomerleau is the owner of 2,000,000 shares of our common stock representing approximately 67% of our issued and outstanding common stock.

The foregoing description of the stock purchase transaction does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, which was filed as Exhibit 10.1 to our Form 8-K on September 1, 2009, and which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the closing of the forgoing stock purchase agreement, on September 10, 2009, Mr. Richard Pak resigned as a director of our company for personal reasons.

Business of Uventus Technologies Corp.

This information has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Risk Factors

This information has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Financial Information

Our company’s interim financial information for the three month period ended Nov. 30, 2008, for the six month period ended Feb. 28, 2009, and the nine month period ended May 31, 2009 have been previously reported on Forms 10-Q filed by our company on EDGAR on Jan. 13, 2009, April 14, 2009, and July 15, 2009, respectively, and is hereby incorporated by reference.

In addition, our company’s audited financial information for the fiscal year ended Aug. 31, 2008 has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Properties

This information has been previously reported on Form 10-KSB filed by the Company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information subsequent to September 10, 2009 regarding beneficial ownership of Common Stock by (i) each person known by the Company (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of the outstanding shares of its Common Stock, (ii) each current director, nominee and executive officer of the Company and (iii) all current officers and directors as a group.  The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as otherwise indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Jean Pomerleau 222 Signal Hill Point SW Calgary, Alberta T3Hm 2X6	President, CEO, CFO, Secretary, Treasurer and Director	2,000,000 Direct	67%
All current officers and directors as a group		2,000,000	67%

Directors and Executive Officers

The following sets forth information regarding the Company’s executive officers and directors subsequent to September 10, 2009.

Name	Age	Principal Occupation During the Last 5 Years
Jean Pomerleau President, CEO, CFO, Secretary, Treasurer and Director	50
From 2007 to present, Mr. Pomerleau has been a self employed business consultant assisting companies with mining operations and reviewing projects for acquisition or merger as well as assisting with preparing companies wishing to move to the public market forum.  From 1999 to 2008, Mr. Pomerleau was the President of Marken Capital Corp., a private Alberta corporation, where he was involved with coordination and implementation of international corporate projects, carried out strategic planning, managed operations, reviewed projects for acquisition and assisted with fundraising efforts for certain projects.  Moreover, Mr. Pomerleau assisted with reviving several publicly traded companies by finding resource projects for them, finding appropriate management, raising funds and locating buyers for the company or its assets.  From 1998 to 2005, Mr. Pomerleau was the Vice President of Operations for TransAkt Corp. (OTCBB: TAKDF) which is in the VoIP business and prior to that the wireless payment technology business.  Mr. Pomerleau’s duties at TransAkt were to manage the distribution and sales team in North America, manage the product from the manufacturing facility in Taiwan to distribution channels in North America and assist with financing and taking the company public.  Mr. Pomerleau received a Diploma in Drilling Fluid Technologies from Dresser Industries Technical School in Houston, TX in 1980 and has completed the Canadian Securities Course as well as the Canadian Mutual Fund and Dealers Courses.

Executive Compensation

This information has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Certain Relationships and Related Transactions, and Director Independence.

This information has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Legal Proceedings

This information has been previously reported on Form 10-Q filed by our company on EDGAR on July 15, 2009 and is hereby incorporated by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

This information has been previously reported on Form 10-KSB filed by our company on EDGAR on Dec. 4, 2008 and is hereby incorporated by reference.

Recent Sales of Unregistered Securities

This information has been previously reported on Form SB-2 filed by our company on EDGAR on Oct. 22, 2007 and is hereby incorporated by reference.

Description of Registrant’s Securities

This information has been previously reported on Form SB-2 filed by our company on EDGAR on Oct. 22, 2007 and is hereby incorporated by reference.

Indemnification of Directors and Officers.

This information has been previously reported on Form SB-2 filed by our company on EDGAR on Oct. 22, 2007 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Stock purchase agreement, dated August 28, 2009, by and between Mr. Richard Pak and Mr. Jean Pomerleau.

* Previously filed on Form 8-K on September 1, 2009, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 17, 2009
UVENTUS TECHNOLOGIES CORP.

By:	/s/ Jean Pomerleau
Jean Pomerleau
President and Director